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                                                          EXHIBIT 10.36

                                                     Note No.
                                                             -------------------

                              STANDARD FEDERAL BANK

                                 PROMISSORY NOTE
                    (Line of Credit Converting to Term Loan)

$1,500,000.00                                                     Troy, Michigan
Due Date:  May 1, 2004                                     Dated: April 16, 1998


     FOR VALUE RECEIVED, on the Due Date unless accelerated earlier as provided herein, the undersigned, jointly and severally (collectively, "Borrower"), promise to pay to the order of Standard Federal Bank, a federal savings bank ("Standard Federal"), at its office set forth below, or at such other place as Standard Federal may designate in writing, the principal sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) or such lesser amount as may from time to time be outstanding by reason of having been advanced hereunder in accordance with the provisions of a Loan Agreement, dated April 16, 1998, between the Borrower and Standard Federal (the "Loan Agreement"), plus interest as hereinafter provided on all amounts from time to time outstanding hereunder, all in lawful money of the United States of America. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

         This Note is given as evidence of any and all indebtedness of the Borrower to Standard Federal arising as a result of advances or other credit which may be made under this Note from time to time to and until May 1, 1999 (the "Term Date"). Any and all indebtedness may be repaid by the Borrower in whole or in part from time to time prior to the Term Date. Standard Federal shall, from time to time prior to the Term Date, make advances to Borrower hereunder upon request therefor by Borrower, provided that upon giving effect to such advance no Event of Default (as hereinafter defined) and no event which with notice and/or the passage of time would become an Event of Default shall exist at the time the advance is to be made and that all representations and warranties of Borrower theretofore made are true and correct and that Standard Federal shall not have previously or concurrently declared all amounts owing hereunder to be immediately due and payable and that the amount requested shall not cause the total amount outstanding hereunder to exceed the face amount hereof. The principal amount of indebtedness owing pursuant to this Note shall change from time to time, decreasing in an amount equal to any and all payments of principal made by the Borrower prior to the Due Date and increasing by an amount equal to any and all advances made by Standard Federal to the Borrower pursuant to the terms hereof, and the books and records of Standard Federal shall be conclusive evidence of the amount of principal and interest owing hereunder at any time.

         From the date hereof until the Term Date, the principal outstanding under this Note from time to time shall bear interest ("Line of Credit Interest Rate"), on a basis of a year of 360 days for the actual number of days amounts are outstanding hereunder, at Borrower's option, to be exercised in accordance with the procedures outlined in the Loan Agreement, at the Prime-Based Rate or the Line of Credit LIBOR Rate.

         From and after the Term Date, the principal amount then advanced and outstanding hereunder shall bear interest on a basis of a year of 360 days for the actual number of days amounts are outstanding hereunder, at a rate per annum equal to either, at Borrower's option, to be exercised in accordance with the

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procedures outlined in the Loan Agreement, at the Prime-Based Rate or the Term
LIBOR Rate.

         Accrued interest shall be payable beginning on May 1, 1998, and continuing on the same day of each consecutive month thereafter through and including the Term Date. From and after the Term Date, Standard Federal shall make no further advances hereunder and the outstanding principal balance hereunder as of the Term Date, with interest, shall be repaid in consecutive monthly payments of principal, each in the amount determined by dividing the outstanding principal balance hereunder as of the Term Date by Sixty (60), plus interest accrued to the due date of each such payment, beginning on June 1, 1999, and continuing on the same day of each consecutive month thereafter and a final payment on the Due Date in an amount equal to the then unpaid principal and accrued interest. All payments made hereunder shall be applied first against costs and expenses required to be paid hereunder, then against accrued interest to the extent thereof and the balance shall be applied against the outstanding principal amount hereof.

         Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or so operate as to require the Borrower to pay, or charge, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest, or other charges, charged, paid or payable by the Borrower in connection with this Note, or any other document delivered in connection herewith, result in the charging, compensation, payment or earning of interest in excess of the maximum allowed by applicable law, then any and all such excess shall be and the same is hereby waived by Standard Federal, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note. If Standard Federal shall reasonably determine that the Effective Interest Rate (together with all other charges or payments related hereto that may be deemed interest) stipulated under this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate permitted to be charged by stipulation in writing between Standard Federal and Borrower, at the option of Standard Federal, shall immediately become due and payable.

         The Borrower represents and warrants that it is duly organized, validly existing and in good standing and is duly authorized to make and perform this Note, which constitutes its valid and binding legal obligation enforceable in accordance with its terms. All financial data furnished to Standard Federal in connection with this Note fairly present the financial condition of the Borrower and its subsidiaries, if any, as of the dates thereof and there has been no material adverse change in the condition (financial or otherwise) of the Borrower since such dates.

         An Event of Default shall be deemed to have occurred hereunder if any indebtedness of the Borrower to Standard Federal hereunder is not paid when due, regardless of whether such indebtedness has arisen pursuant to the terms of this Note, the Loan Agreement or any mortgage, security agreement, guaranty, instrument or other agreement executed in conjunction herewith, or if an Event of Default shall otherwise occur under the Loan Agreement.

         Upon the occurrence of any Event of Default, after the giving of any notice and the expiration of any grace, cure or notice period provided for in the Loan Agreement, if any, and if no such notice or grace, cure or notice period is so provided for in the Loan Agreement, then immediately, Standard Federal may declare the entire unpaid and outstanding principal balance hereunder and all accrued interest to be due and payable in full forthwith, without presentment, demand or notice of any kind and may exercise any one or more of the rights and remedies provided herein or in the Loan Agreement or in any mortgage, guaranty, security agreement or other document relating hereto or by applicable law. The remedies provided for hereunder are cumulative to the remedies for collection of the amounts owing hereunder as provided by law or by the Loan Agreement, or by any mortgage, guaranty, security agreement or other document relating hereto.

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Nothing herein is intended, nor should it be construed, to preclude Standard
Federal from pursuing any other remedy for the recovery of any other sum to which Standard Federal may be or become entitled for breach of the terms of this Note or the Loan Agreement, or any mortgage, guaranty, security agreement or other instrument relating hereto.

         Borrower agrees, in case of an Event of Default under the terms of this Note or under any loan agreement, security or other agreement executed in connection herewith, to pay all costs of Standard Federal for collection of the Note and all other liabilities of Borrower to Standard Federal and enforcement of rights hereunder, including reasonable attorney fees and legal expenses including participation in Bankruptcy proceedings. During any period(s) this
Note is in default, or after the Due Date, or after acceleration of maturity, the outstanding principal amount hereof shall bear interest at a rate equal to two percent (2.0%) per annum greater than the interest rate otherwise charged hereunder. If any required payment is not made within ten (10) days after the date it is due, then, at the option of Standard Federal, a late charge of not more than four cents ($.04) for each dollar of the payment so overdue may be charged. In addition to any other security interests granted to Standard Federal, Borrower hereby grants Standard Federal a security interest in all of Borrower's bank deposits, instruments, negotiable documents, and chattel paper which at any time are in the possession or control of Standard Federal. After the occurrence of an Event of Default hereunder, Standard Federal may hold and apply at any time its own indebtedness or liability to Borrower in payment of any indebtedness hereunder.

         Acceptance by Standard Federal of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. Upon any Event of Default, neither the failure of Standard Federal promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Standard Federal to demand strict performance of any other obligation of the Borrower or any other person who may be liable hereunder shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable hereunder.

         Borrower and all endorsers and guarantors hereof, hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, diligence in collection or bringing suit, and hereby consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Standard Federal with respect to payment or any other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution. The liability of the Borrower shall be absolute and unconditional, without regard to the liability of any other party hereto.

         This Note is executed pursuant to the Loan Agreement and is secured by a Security Agreement, dated September 15, 1994, and by a Security Agreement, dated July 19, 1995, and by a Security Agreement, dated September 15, 1994, and by a Security Agreement, dated June 22, 1995, and by a Commercial Mortgage, dated September 26, 1988, covering property located in River Rouge, Michigan, as amended of even date herewith, and by a Real Estate Mortgage with Power of Sale, dated October 13, 1988, covering property located in Cleveland County, Oklahoma, as amended of even date herewith, and by a Commercial Mortgage, Assignment of Lease and Rents, Security Agreement and Financing Statement, dated February 6, 1995, covering property located in Sterling Heights, Michigan, as amended of even date herewith, and by a Commercial Mortgage, Assignment of Lease and Rents, Security Agreement and Financing Statement, dated February 6, 1995, covering property located in Comstock Township, Michigan, as amended of even date herewith, and by an Open-End Commercial Mortgage and Assignment of Lease and Rents, dated June 29, 1993, as amended, covering property located in Winesburg, Ohio, as amended of even date herewith,

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and by an Open-End Commercial Mortgage and Assignment of Lease and Rents, dated
June 29, 1993, as amended, covering property located in Galion, Ohio, as amended of even date herewith. Reference is hereby made to such documents for additional terms relating to the transaction giving rise to this Note, the security given for this Note and additional terms and conditions under which this Note matures, may be accelerated or prepaid.

         Advances hereunder may be requested by telephone, in writing or in any other manner acceptable to Standard Federal. Borrower understands and agrees that any telephone conversation with Standard Federal may be recorded for accuracy.

                                       BORROWER:

                                       MCCLAIN INDUSTRIES, INC., a Michigan
                                       corporation


                                       By:
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------
                                       38-1867649
                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       MCCLAIN OF ALABAMA, INC., a Michigan
                                       corporation

                                       By:
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------

                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       MCCLAIN OF GEORGIA, INC., a Georgia
                                       corporation


                                       By:
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------
                                       58-1738825
                                       ----------------------------------------
                                       Taxpayer Identification Number


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                                       MCCLAIN  OF OHIO, INC., a Michigan
                                       corporation


                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------

                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       MCCLAIN OF OKLAHOMA, INC., a Michigan
                                       corporation


                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------

                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       MCCLAIN EPCO, INC., a New York
                                       corporation


                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------

                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       SHELBY STEEL PROCESSING COMPANY, a
                                       Michigan corporation


                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------
                                       38-2205216
                                       ----------------------------------------
                                       Taxpayer Identification Number


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                                       MCCLAIN TUBE COMPANY d/b/a QUALITY TUBE,
                                       a Michigan corporation


                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------

                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       GALION HOLDING COMPANY, a Michigan
                                       corporation


                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------
                                       38-3060196
                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       MCCLAIN E-Z PACK INC., a Michigan
                                       corporation


                                       By: /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------

                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       GALION DUMP BODIES, INC., a Michigan
                                       corporation


                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------

                                       ----------------------------------------
                                       Taxpayer Identification Number



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                                       MCCLAIN GROUP SALES, INC., a Michigan
                                       corporation

                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------
                                       59-3241829
                                       ----------------------------------------
                                       Taxpayer Identification Number

                                       MCCLAIN GROUP SALES OF FLORIDA, INC., a
                                       Florida corporation


                                       By:  /s/ Mark S. Mikelait
-------------------------                 -------------------------------------
                                                Mark S. Mikelait

                                                Its:  Treasurer
                                                    ---------------------------

                                       ----------------------------------------
                                       Taxpayer Identification Number

Standard Federal Bank, a
   federal savings bank
2600 West Big Beaver Road
Troy, Michigan 48084

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